                                                                   Exhibit 10.15

                             AMENDMENT NO. 2 TO THE
                         ISV SOFTWARE LICENSE AGREEMENT

     This Amendment No. 2 ("Amendment No. 2") to the ISV Software License Agreement is made and entered into as of the 28th day of April, 2000 (the "Amendment Effective Date") by and between BEA Systems, Inc., a Delaware corporation with principal offices at 2315 North First Street, San Jose, California 95131 ("BEA") and Calico Commerce, Inc., a Delaware corporation with principal offices at 333 W. San Carlos, Suite 300, San Jose, California 95110 ("Licensee").

                                    RECITALS

     WHEREAS, BEA (formerly known as WebXpress, a BEA Company) and Licensee entered into an ISV Software License Agreement, dated April 27, 1999 (the "Agreement"), which Agreement provides for the licencing of certain BEA Software (defined in the Agreement as "WebXpress Software") to Licensee. All capitalized terms used herein and not defined shall have the respective meanings specified in the Agreement. BEA and Licensee amended this Agreement on 28th October 1999 by Amendment No. 1; and

     WHEREAS, BEA (as WebXpress, a BEA Company) and Connect, Inc. ("CONNECT") entered into an ISV Software License Agreement, dated June 15, 1999 (the "CONNECT AGREEMENT"), which provides for the licensing of certain BEA Software (defined in the Connect Agreement as "WEBXPRESS SOFTWARE") to Connect, Inc.; and

     WHEREAS, Licensee acquired Connect, Inc. on or about January 31, 2000; and

     WHEREAS, BEA and Licensee desire to terminate the Connect Agreement as a result of Licensee's acquisition of Connect; and

     WHEREAS, BEA and Licensee desire to further amend their Agreement by adding the Integrated Products identified in the Connect Agreement and establishing new License and Support Fees, in accordance with terms of the Agreement, its Amendment No. 1 and this Amendment No. 2; and

     NOW, THEREFORE, in consideration of the mutual covenants and representations contained therein, the parties hereby agree to amend the Agreement as follows:

                    TERMS AND CONDITIONS OF AMENDMENT NO. 2

A. ADDITIONAL INTEGRATED PRODUCTS. In accordance with the terms and conditions of the Agreement, Licensee may integrate the BEA Software into the additional Integrated Products named and described on Schedule B-1, attached hereto.

B. ADDITIONAL LICENSE FEES. In accordance with the terms and conditions of the Agreement, Licensee shall owe additional License and Support Fees as described on Schedule C-1, attached hereto.

C. TERMINATION OF THE CONNECT AGREEMENT. In accordance with the terms of the Connect Agreement, the parties mutually agree to terminate the Connect Agreement.

D. FULL FORCE AND EFFECT. Except as specifically modified by this Amendment No. 2, the terms of the Agreement are and shall remain in full force and effect. Unless otherwise specifically agreed by the parties, the terms of this Amendment shall not govern any corporate acquisitions by Licensee other than its acquisition of Connect.


*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  SCHEDULE B-1
                         ADDITIONAL INTEGRATED PRODUCTS

THE FOLLOWING ADDITIONAL INTEGRATED PRODUCTS ARE COVERED BY THIS AGREEMENT:

NAME: MarketStream and MarketMaker

DESCRIPTION: The MarketStream/MarketMaker application is a many to many e-commerce platform that provides underlying transaction and catalog management necessary for digital marketplaces.

NAME: InfoGuide

DESCRIPTION: Context-sensitive content integration product, competitive and other sales-related content specific to the customer.

NAME: Advisor

DESCRIPTION: Calico Advisor allows the customer to present customizable products and services that are either assemble-to-order or pick-to-order to online customers, partners and sales representatives. With Calico Advisor, customized products from a single or multiple suppliers not only meet the buyer's needs, but can be fulfilled by the suppliers.

                                  SCHEDULE C-1
                      ADDITIONAL LICENSE AND SUPPORT FEES

ADDITIONAL LICENSE FEES: Licensee agrees to prepay an additional $*** in License Fees, to be credited against the License Fees due as stated in Section 4 of Amendment No. 1.

UPGRADE LICENSE FEE: Licensee agrees to pay $*** in upgrade licenses ("UPGRADE LICENSES") to replace Legacy Software with the same capacity of Integrated Product. "LEGACY SOFTWARE" means Licensee software products licensed to End-Users prior to January 1, 2000 that do not integrate with BEA Software, including (i) MarketStream as enabled for use with IBM WebSphere and (ii) Licensee's eSales Configurator product. The total number of End Users granted Upgrade Licenses shall not exceed a combined total of *** Calico & Connect customers, and Licensee estimates that the total CPUs will be ***. Licensee represents that the *** customers referenced in the preceding sentence signed End User License Agreements with either Licensee or Connect inc. on or before December 31, 1999. Licensee shall submit to BEA on or before the Amendment Effective Date a letter containing these representations.

SUPPORT AND MAINTENANCE FEES: Licensee agrees to pay $*** for the first year of "back-end" 5x12 Enterprise Support for the Upgrade Licenses ordered above.

CUMULATIVE LICENSE FEE DISCOUNTS: Licensee shall receive credit for a total of $*** toward the cumulative license discount schedule in Section 4 of Amendment No. 1, increasing Licensee's cumulative License Fees paid as of the Amendment Effective Date to $***.





*** CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
    WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 2 to be executed by a duly authorized officer or representative as of the Amendment Effective Date.


BEA SYSTEMS, INC.                          CALICO COMMERCE, INC.
("BEA")                                    ("Licensee")


By:    /s/ MATTHEW S. GREEN                By:    /s/ ARTHUR F. KNAPP, JR.
       ----------------------------               ----------------------------
Name:  Matthew S. Green                    Name:  Arthur F. Knapp, Jr.
       ----------------------------               ----------------------------
Title: SVP WW OPERATIONS                   Title: Vice President and CFO
       ----------------------------               ----------------------------

                              [CALICO LETTERHEAD]


November 6, 2000


Mr. Gary Nakamura
BEA Systems, Inc.
2315 North First Street
San Jose, CA 95131


RE:  Addition of the product, Price Point, to the ISV Software License Agreement

Dear Mr. Nakamura:

The purpose of this letter is to provide notice that, as of September 6, 2000, the following additional Integrated Product is added to Schedule B of the ISV Software License Agreement between Calico Commerce, Inc. and WebXpress, a BEA Company (the "AGREEMENT"):

     NAME: Price Point

     DESCRIPTION: dynamic custom pricing application that enables companies with multiple customers, products and sales channels to control profit margins through targeted pricing.


The foregoing notice is given in accordance with Section 8 of the First Amendment to the Agreement. If you have any questions concerning this notification, please feel free to call me.



Sincerely,

                                             Approved by BEA:

/s/ ARTHUR F. KNAPP, JR.                     /s/ RANDY RISHER
----------------------------------           -------------------------------
Arthur F. Knapp, Jr.                         signature
Vice President and CFO
Calico Commerce, Inc.                        Randy Risher, Director
                                             -------------------------------
                                             name & title

                                             1/18/01
                                             -------------------------------
                                             date

                              [CALICO LETTERHEAD]


April 28, 2000


Mr. Gary Nakamura
BEA Systems, Inc.
2315 North First Street
San Jose, California 95131


RE: Representations as to Upgrade Licenses Granted under Amendment No. 2 to ISV Software License Agreement


Dear Mr. Nakamura:

This letter is to confirm representations made by Calico Commerce, Inc. to BEA Systems in connection with Amendment No. 2 ("AMENDMENT NO. 2") to the ISV Software License Agreement, dated April 27, 1999 between Calico to BEA Systems, as previously amended by Amendment No. 1 (together, the "AGREEMENT").

Calico represents that the total number of End Users who will receive Upgrade Licenses under Amendment No. 2 shall not exceed a combined total of *** Calico & Connect customers and that all such customers signed End User License Agreements with either Licensee or Connect on or before December 31, 1999. Calico estimates that the total number of CPUs will be ***.

Capitalized terms used in this letter for which no definition is provided have the meaning given in the Agreement or in Amendment No. 2, as applicable. This letter, Amendment No. 2, and the Agreement form the entire agreement of the parties and supersede all prior or contemporaneous discussions, proposals and representations.

Please indicate your acceptance of the foregoing by having an authorized representative of BEA Systems sign where indicated below.


Sincerely,                              Accepted on behalf of BEA Systems:

/s/ ARTHUR F. KNAPP, JR.                By: /s/ ALFRED S. CHUANG
----------------------------            -----------------------------------
Arthur F. Knapp, Jr.                    By: Alfred S. Chuang
Vice President and CFO                  Title: President and COO
Calico Commerce, Inc.


*** CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
    WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                             AMENDMENT NO. 3 TO THE
                         ISV SOFTWARE LICENSE AGREEMENT

         This Amendment No. 3 ("Amendment No. 3") to the ISV Software License Agreement is made and entered into as of the 15th day of March, 2001 (the "Amendment Effective Date") by and between BEA Systems, Inc., a Delaware Corporation with principal offices at 2315 North First Street, San Jose, California, 95131 ("BEA"), and Calico Commerce, Inc., a Delaware corporation with principal offices at 333 W. San Carlos, Suite 300, San Jose, California 95110 ("Licensee").

                                    RECITALS

         WHEREAS, BEA (formerly known as WebXpress, a BEA Company) and Licensee entered into an ISV Software License Agreement, dated April 27, 1999 (the "AGREEMENT"), which Agreement provides for the licensing of certain BEA software (defined in the Agreement as "WebXpress Software") to Licensee, which Licensee was to integrate with certain of its software. All capitalized terms used herein and not defined shall have the respective meanings specified in the Agreement. BEA and Licensee amended this Agreement on October 28, 1999, by Amendment No. 1, and on April 28, 2000, by Amendment No. 2 (the "Amendments") (hereafter the Agreement and the Amendments shall be collectively referred to as the "Agreement"); and

         WHEREAS, Licensee intends to sell the Integrated Product known as MarketMaker and Market Stream (the "SOFTWARE") to Digital River, Inc., with principal offices at 9625 West 76th Street, Suite 150, Eden Prairie, Minnesota ("DR"); and

         WHEREAS, Licensee wishes to sublicense to DR a term license for certain of Licensee's rights under the Agreement with respect to the Software; and

         WHEREAS, BEA and Licensee desire to further amend their Agreement to permit Licensee to grant such a sublicense; and

         NOW, THEREFORE, in consideration of the mutual covenants and representations contained therein, the parties hereby agree to amend the Agreement as follows:

                     TERMS AND CONDITIONS OF AMENDMENT NO. 3

         A. LIMITED RIGHT TO SUBLICENSE. Subject to the terms of this Amendment No. 3, BEA grants Licensee a limited right to sublicense solely to DR the rights set forth in Sections 2.1 ("License to Reproduce and Distribute") and 2.2 ("Sublicensing") of the Agreement and such sublicense shall only apply to the Software.

         B. SUBLICENSING. Licensee acknowledges and agrees that, prior to the grant of any such sublicense, DR must execute a separate written agreement with BEA indicating DR's agreement to be bound by the following terms and conditions of the Agreement: Sections 1 ("Definitions"), 2 ("License Grant"), 3 ("Royalties and Support Fees"), 4.6 ("End-User Support"), 5.5 ("Licensee Indemnity"), 6.2 ("Termination"), 6.3 ("Effect of Termination"), 7 ("Confidentiality"), 8 ("Limitation of Liability") and 9 ("Miscellaneous"), with the exception of 9.2 ("Press Release") .

         B. DELIVERY. BEA hereby authorizes Licensee to deliver one (1) copy of the WebXpress Software to DR. The WebXpress Software shall be deemed accepted upon receipt by DR.

         C. LICENSEE OBLIGATION RESPECTING ROYALTIES. In no event shall Licensee have any obligation or responsibility for paying any royalties, taxes, additional license fees or other fees to BEA arising out of or relating to DR's exercise of any of DR's rights pursuant to the sublicense set forth in Section A of this Amendment No. 3. BEA acknowledges and agrees that upon the execution of this Amendment No. 3, Licensee shall have no further obligations to pay royalties, taxes, additional license fees or other fees to BEA for the distribution of the Integrated Product (which for purposes of this Amendment No. 3 shall mean the combination of the WebXpress Software and the Software) by DR arising out of or relating to DR's exercise of any of DR's rights pursuant to the sublicense set forth in Section A of this Amendment No. 3.

         D. TERM. The license set forth in Section A of this Amendment No. 3 shall commence on the Amendment Effective Date and continue until (i) the execution of a separate, definitive agreement between BEA and DR pertaining to the Software, or (ii) four months from the Amendment Effective Date of this Amendment No. 3, whichever occurs first.

         E. FULL FORCE AND EFFECT. Except as specifically modified by this Amendment No. 3, the terms of the Agreement are, and shall remain in, full force and effect.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 3 to be executed by a duly authorized officer or representative as of the Amendment Effective Date.

BEA SYSTEMS, INC.                                    CALICO COMMERCE, INC.
("BEA")                                              ("Licensee")



By:      /s/ Alfred S. Chuang                        By:      /s/ Arthur F. Knapp, Jr.
         -----------------------------------                  ----------------------------------


Name:    Alfred S. Chuang                            Name:    Arthur F. Knapp, Jr.
         -----------------------------------                  ----------------------------------


Title:   President                                   Title:   Vice President, Finance and CFO
         -----------------------------------                  ----------------------------------

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